SEGALL BRYANT & HAMILL

                                  MID CAP FUND

                               Semi-Annual Report
                                October 31, 2002

November 15, 2002

Dear Fellow Shareholder:

   For the one-year period ending October 31, 2002, the Segall Bryant & Hamill Mid Cap Fund's total return at NAV was -10.36 percent. This compares to the performance of the Russell Mid Cap Index of -8.02 percent. Morningstar continues to list the Fund with a Four Star rating in the Mid Cap Growth Category (among 488 funds as of October 31, 2002). This ranking reflects the superior risk-adjusted performance over the past three years. Over the three-year period ending October 31, 2002, the Fund returned -1.66 percent annually vs. the Russell Mid Cap Index, which returned -6.71 percent annually.

   As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market continues to be attractive. The past three years has seen a dramatic shift out of large capitalization companies and into mid capitalization companies. For the three-year period ending October 31, 2002, the S&P 500 Index (a proxy for the large cap market) has a negative 34.00 percent return while the Russell Mid Cap Index has a negative 9.00 percent return. While the valuation gap between the two market tiers has narrowed, there is still plenty of value to be found in mid cap stocks. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses.

   Over the past year, there has been a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the Federal Reserve's aggressive easing to stimulate the economy is starting to take hold. The recovery is underway, but sporadic. Companies have been aggressively cutting costs to get their operating structures in-line with the current business environment. As the economy recovers, these companies will have significant earnings leverage, which in turn, should lead to strong earnings growth. This strong earnings growth should fuel a recovery in capital spending and lead the economy out of the recession.

   The Fund's performance over the past year is a combination of several factors. In late 2000, the Fund was positioned to take advantage of potential aggressive Fed easing and a rebound in the economy by the third quarter of 2001. Due to the events of September 11th, the rebound in the economy was delayed, but is now back on track. The Fund's increased exposure in several sectors of the market will continue to benefit from a rebounding economy and include semiconductors, industrials, media companies and retailers. These 'high quality' cyclical companies tend to anticipate a recovery in the economy well in advance and outperform even as near-term fundamentals deteriorate. Also, our focus on finding truly unique companies with consistent earning growth decreased the Fund's overall volatility during a very uncertain period.

   Our outlook for the economy is for accelerating growth during the balance of 2002. As of mid 2001, the economy had slipped into recession territory and the events of September 11th accelerated this slowdown. The aggressive easing that the Fed has undertaken and the recent fiscal stimulus packages should result in stronger economic growth as we exit 2002 and into 2003. The Fund is currently positioned for such a recovery.

   Our focus on high ROI mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market. However, we have selectively increased our exposure to companies that will benefit from accelerating economic growth.

   We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the attractive valuation levels of this sector of the market and owning high quality growth companies.

/s/David P. Kalis

David P. Kalis, CFA

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change at any time and are not recommendations to buy or sell any security. The Funds performance since inception (4/1/99) was -0.18% versus the Russell Mid Cap Index which returned -0.28%.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. As the Segall Bryant & Hamill Mid Cap Fund does not have 5 years of performance history, the Overall Morningstar Rating and the 3-Year Morningstar Rating are the same.

(c) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

01/03

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2002 (UNAUDITED)

 Shares      COMMON STOCKS:  93.95%                               Market Value
 ------      ----------------------                               ------------

             ADVERTISING:  1.22%
   6,325     Catalina Marketing Corp.*<F1>                         $   122,389
                                                                   -----------

             BANKS:  7.19%
   4,400     Comerica, Inc.                                            192,104
   3,000     North Fork Bancorporation, Inc.                           115,380
  10,300     SouthTrust Corp.                                          263,886
   3,700     Zions Bancorporation                                      148,777
                                                                   -----------
                                                                       720,147
                                                                   -----------

             BROADCASTING-MEDIA:  4.41%
  17,050     Univision Communications,
               Inc. - Class A*<F1>                                     441,765
                                                                   -----------

             CHEMICALS:  1.94%
   8,775     Engelhard Corp.                                           194,366
                                                                   -----------

             COMPUTER SERVICES:  7.61%
   5,175     Affiliated Computer Services,
               Inc. - Class A*<F1>                                     238,309
  18,776     Concord  EFS,  Inc.*<F1>                                  268,121
  11,550     SunGard Data Systems, Inc.*<F1>                           256,063
                                                                   -----------
                                                                       762,493
                                                                   -----------

             CONSUMER PRODUCTS:  4.73%
  12,575     Pactiv Corp.*<F1>                                         249,488
  15,900     Rayovac Corp.*<F1>                                        224,190
                                                                   -----------
                                                                       473,678
                                                                   -----------

             ELECTRONICS:   3.89%
  13,175     Altera Corp.*<F1>                                         154,411
   5,150     Linear Technology Corp.                                   142,346
   3,250     National Instruments Corp.*<F1>                            93,243
                                                                   -----------
                                                                       390,000
                                                                   -----------

             FINANCIAL:  4.94%
   2,750     Ambac Financial Group, Inc.                               169,950
   4,900     Eaton Vance Corp.                                         140,679
   4,400     MGIC Investment Corp.                                     184,624
                                                                   -----------
                                                                       495,253
                                                                   -----------

             FOOD:  3.38%
   9,100     Performance Food Group Co.*<F1>                           338,429
                                                                   -----------

             HEALTHCARE:  8.03%
  10,700     Biomet, Inc.                                              315,222
   7,925     MedImmune, Inc.*<F1>                                      202,484
   5,030     Millipore Corp.*<F1>                                      171,070
   3,625     Respironics, Inc.*<F1>                                    115,782
                                                                   -----------
                                                                       804,558
                                                                   -----------

             INSURANCE:  4.27%
   7,900     AFLAC, Inc.                                               240,476
   3,230     Everest Re Group, Ltd.#<F2>                               187,405
                                                                   -----------
                                                                       427,881
                                                                   -----------

             MANUFACTURING:  12.97%
   4,600     Danaher Corp.                                             266,110
   8,725     Flowserve Corp.*<F1>                                      102,257
   6,150     Gentex Corp.*<F1>                                         181,302
   6,525     Graco, Inc.                                               178,459
   9,100     Littelfuse, Inc.*<F1>                                     142,333
   5,350     Mettler-Toledo International, Inc.*<F1>                   160,233
   6,975     Roper Industries, Inc.                                    269,235
                                                                   -----------
                                                                     1,299,929
                                                                   -----------

             OFFICE SUPPLIES:  2.08%
   3,350     Avery Dennison Corp.                                      208,504
                                                                   -----------

             PERSONAL CARE:  2.17%
   7,475     The Estee Lauder Companies,
               Inc. - Class A                                          217,672
                                                                   -----------

             PETROLEUM:  4.28%
   9,400     GlobalSantaFe Corp.                                       224,660
   6,350     Stone Energy Corp.*<F1>                                   204,216
                                                                   -----------
                                                                       428,876
                                                                   -----------

             PUBLISHING:  2.79%
   6,330     Scholastic Corp.*<F1>                                     279,469
                                                                   -----------

             RETAIL:  2.50%
   8,125     Family Dollar Stores, Inc.                                250,169
                                                                   -----------

             SERVICES:  5.17%
   2,275     Cintas Corp.                                              107,539
   3,650     Ecolab, Inc.                                              176,113
   4,950     Laboratory Corporation
               of America Holdings*<F1>                                119,295
   6,900     Robert Half International, Inc.*<F1>                      115,230
                                                                   -----------
                                                                       518,177
                                                                   -----------

             SCHOOLS:  1.15%
   8,150     DeVry, Inc.*<F1>                                          115,730
                                                                   -----------

             TECHNOLOGY:  6.11%
   7,325     Intuit, Inc.*<F1>                                         380,314
  26,837     Symbol Technologies, Inc.                                 232,140
                                                                   -----------
                                                                       612,454
                                                                   -----------

             TRANSPORTATION:  3.12%
  10,575     C.H. Robinson Worldwide, Inc.                             312,703
                                                                   -----------

             Total Common Stocks
               (Cost $10,612,965)                                    9,414,642
                                                                   -----------

 Shares      SHORT-TERM INVESTMENTS:  6.33%                       Market Value
 ------      ------------------------------                       ------------

 634,297     Federated Cash Trust Money Market
               (Cost $634,297)                                         634,297
                                                                   -----------

             Total Investments in Securities
               (Cost $11,247,262):  100.28%                         10,048,939
             Liabilities in Excess of
               Other Assets:  (0.28%)                                  (27,709)
                                                                   -----------
             Net Assets: 100.00%                                   $10,021,230
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. exchange traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2002 (UNAUDITED)


ASSETS
   Investments in securities, at value
     (identified cost $11,247,262)                                 $10,048,939
   Cash                                                                    690
   Receivables
       Dividends                                                         2,310
       Due from Advisor                                                  7,662
   Prepaid expenses                                                      8,608
                                                                   -----------
           Total assets                                             10,068,209
                                                                   -----------

LIABILITIES
   Payables
       Administration fees                                               2,548
   Accrued expenses                                                     44,431
                                                                   -----------
           Total liabilities                                            46,979
                                                                   -----------

NET ASSETS                                                         $10,021,230
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$10,021,230 / 1,033,647 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $9.70
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $12,240,356
   Accumulated net investment loss                                     (44,331)
   Accumulated net realized loss on investments                       (976,471)
   Net unrealized depreciation on investments                       (1,198,324)
                                                                   -----------
   Net assets                                                      $10,021,230
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

INVESTMENT INCOME
   Income
       Dividend Income                                             $    32,899
                                                                   -----------
   Expenses
       Advisory fees (Note 3)                                           41,402
       Administration fees (Note 3)                                     15,123
       Distribution fees (Note 4)                                       13,800
       Fund accounting fees                                             12,006
       Professional fees                                                11,596
       Transfer agent fees                                               9,487
       Reports to shareholders                                           4,033
       Custody fees                                                      3,630
       Registration fees                                                 2,959
       Miscellaneous fees                                                2,470
       Trustee fees                                                      2,469
       Insurance fees                                                      629
                                                                   -----------
           Total expenses                                              119,604
           Less: advisory fee waiver (Note 3)                          (42,374)
                                                                   -----------
           Net expenses                                                 77,230
                                                                   -----------
               NET INVESTMENT LOSS                                     (44,331)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                       (338,756)
   Net change in unrealized
     depreciation on investments                                    (2,177,892)
                                                                   -----------
       Net realized and unrealized loss on investments              (2,516,648)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(2,560,979)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                               Six Months Ended
                                               October 31, 2002    Year Ended
                                                 (Unaudited)     April 30, 2002
                                               ----------------  --------------

DECREASE IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                           $   (44,331)     $   (86,844)
   Net realized loss
     on security transactions                       (338,756)        (608,042)
   Net change in unrealized
     (depreciation) / appreciation
     on investments                               (2,177,892)         179,480
                                                 -----------      -----------
       Net decrease in net assets
         resulting from operations                (2,560,979)        (515,406)
                                                 -----------      -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net realized gain
     on security transactions                             --         (533,525)
                                                 -----------      -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net (decrease) / increase in net assets
     derived from net change
     in outstanding shares (a)<F3>                   (70,594)       2,248,971
                                                 -----------      -----------
   TOTAL (DECREASE) / INCREASE
     IN NET ASSETS                                (2,631,573)       1,200,040
                                                 -----------      -----------

NET ASSETS
Beginning of period                               12,652,803       11,452,763
                                                 -----------      -----------
END OF PERIOD                                    $10,021,230      $12,652,803
                                                 -----------      -----------
                                                 -----------      -----------

(a)<F3>  A summary of share transactions is as follows:

                                Six Months Ended
                                October 31, 2002              Year Ended
                                  (Unaudited)               April 30, 2002
                             ---------------------       --------------------
                              Shares       Value          Shares       Value
                             --------     --------       --------    --------
Shares sold                    95,272    $1,026,457       427,039   $5,125,666
Shares issued in
  reinvestment of
  distributions                    --            --        43,496      514,998
Shares redeemed              (104,237)   (1,097,051)     (293,786)  (3,391,693)
                             --------    ----------      --------   ----------
Net (decrease)/increase        (8,965)   $  (70,594)      176,749   $2,248,971
                             --------    ----------      --------   ----------
                             --------    ----------      --------   ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                             Six Months
                                               Ended
                                            October 31,                                                        April 1, 1999*<F4>
                                                2002                       Year Ended April 30,                     through
                                            (Unaudited)          2002              2001             2000         April 30, 1999
                                             ----------         ------            ------           ------        --------------

Net asset value,
  beginning of period                          $12.14           $13.23            $14.37           $13.14            $12.49
                                               ------           ------            ------           ------            ------

Income from investment
  operations:
     Net investment loss                        (0.04)           (0.08)            (0.09)           (0.11)               --
     Net realized and
       unrealized
       (loss)/gain
       on investments                           (2.40)           (0.46)             1.25             1.99              0.65
                                               ------           ------            ------           ------            ------
Total from
  investment operations                         (2.44)           (0.54)             1.16             1.88              0.65
                                               ------           ------            ------           ------            ------

Less distributions:
     Dividends from
       net realized gain                           --            (0.55)            (2.30)           (0.65)               --
                                               ------           ------            ------           ------            ------

Net asset value,
  end of period                                $ 9.70           $12.14            $13.23           $14.37            $13.14
                                               ------           ------            ------           ------            ------
                                               ------           ------            ------           ------            ------

Total return                                   (20.10%)++<F6>    (3.99%)            7.13%           14.93%             5.20%++<F6>

Ratios/supplemental data:
Net assets, end of
  period (thousands)                          $10,021          $12,653           $11,453          $10,190            $8,433

Ratio of expenses to
  average net assets:
     Before expense
       reimbursement                             2.17%+<F5>       2.14%             2.17%            2.51%             7.35%+<F5>
     After expense
       reimbursement                             1.40%+<F5>       1.40%             1.40%            1.40%             1.34%+<F5>

Ratio of net investment
  loss to average net assets:
     After expense
       reimbursement                            (0.80%)+<F5>     (0.73%)           (0.72%)          (0.78%)           (0.23%)+<F5>

Portfolio turnover rate                         12.95%           63.38%            89.84%          114.39%            18.02%

 *<F4>   Commencement of operations.
 +<F5>   Annualized.
++<F6>   Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS
AT OCTOBER 31, 2002 (UNAUDITED)


NOTE 1 - ORGANIZATION

   The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the six months ended October 31, 2002, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended October 31, 2002, the Fund incurred $41,402 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For six months ended October 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $42,374; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $359,845 at October 31, 2002. Accumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2004           $ 38,382
                2005           $106,079
                2006           $ 84,989
                2007           $ 88,021
                2008           $ 42,374

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended October 31, 2002, the Fund paid the Distribution Coordinator $13,800.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   For the six months ended October 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,416,640 and $1,369,766 respectively.

NOTE 6 - INCOME TAXES

   Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of October 31, 2002, the components of net assets on a tax basis were as follows:

   Cost of investments                                     $11,355,794

   Gross tax unrealized appreciation                           779,189
   Gross tax unrealized depreciation                        (2,086,046)
                                                           -----------
   Net tax unrealized appreciation                         $(1,306,855)
                                                           -----------
                                                           -----------

   Capital loss carryforward expiring in 2010              $  (409,189)
                                                           -----------
                                                           -----------

                                    ADVISOR
                            Segall, Bryant & Hamill
                       10 South Wacker Drive, Suite 2150
                            Chicago, Illinois 60606

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202
                                  877-829-8413

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                      515 South Flower Street, 25th Floor
                         Los Angeles, California 90071

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-829-8413.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.